Exhibit 23
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-3 (Nos. 33-12413 and 33-52551) and Form S-8 (Nos. 333-08311, 333-38649, 333-74567 and 333-77903) of Brown-Forman Corporation of
our report dated May 25, 2000 (except as to Note 15, for which the date is June 15, 2000) relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Louisville, Kentucky
July 24, 2000